CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Allowance for doubtful account (in dollars)	$ 3,320	$ 3,781
Ordinary shares, par value (in dollars per share)	$ 1	$ 1
Ordinary shares, shares authorized	25,000,000	25,000,000
Ordinary shares, shares issued	13,596,000	13,596,000
Ordinary shares, shares outstanding	13,596,000	13,596,000
Treasury stock, shares	24,780	24,780